UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4269

Van Kampen Trust
(Exact name of registrant as specified in charter)

1221 Avenue of the Americas, New York, New York			10020
(Address of principal executive offices)			(Zip code)

Ronald Robison 1221 Avenue of the Americas, New York, New York 10020
(Name and address of agent for service)

Registrant’s telephone number, including area code:		212-762-4000

Date of fiscal year end:	3/31

Date of reporting period:	9/30/04

Item 1.  Reports to Shareholders.

The Trust’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Van Kampen

High Yield
Fund

SEMIANNUAL REPORT

September 30, 2004

Enjoy Life's True Wealth

Privacy Notice information on the back.

Welcome, Shareholder

In this report, you'll learn about how your investment in Van Kampen High Yield Fund performed during the semiannual period. The portfolio management team will provide an overview of the market conditions and discuss some of the factors that affected investment performance during the reporting period. In addition, this report includes the fund's financial statements and a list of fund investments as of September 30, 2004.

This material must be preceded or accompanied by a prospectus for the fund being offered. The prospectus contains information about the fund, including the investment objectives, risks, charges and expenses. Please read the prospectus carefully before investing.

Market forecasts provided in this report may not necessarily come to pass. There is no assurance that a mutual fund will achieve its investment objective. Funds are subject to market risk, which is the possibility that the market values of securities owned by the fund will decline and that the value of fund shares may therefore be less than what you paid for them. Accordingly, you can lose money investing in this fund. Please see the prospectus for more complete information on investment risks.

  NOT FDIC INSURED  OFFER NO BANK GUARANTEE  MAY LOSE VALUE

  NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY  NOT A DEPOSIT

Performance Summary as of 09/30/04

	A Shares since 6/27/86		B Shares since 5/17/93		C Shares since 8/13/93
Average Annual Total Returns	w/o sales charges	w/max 4.75% sales charge	w/o sales charges	w/max 4.00% sales charge	w/o sales charges	w/max 1.00% sales charge
Since Inception	6.09%	5.81%	4.20%	4.20%	3.62%	3.62%
10-year	4.72	4.22	4.25	4.25	3.91	3.91
5-year	1.41	0.42	0.62	0.43	0.62	0.62
1-year	11.58	6.21	10.71	6.71	10.73	9.73
6-month	4.71	–0.20	4.11	0.11	4.12	3.12
30-Day SEC Subsidized Yield	6.15%		5.68%		5.69%
30-Day SEC Yield	6.05		5.58		5.59

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit vankampen.com or speak with your financial advisor. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost.

The returns shown in this report do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Performance of share classes will vary due to differences in sales charges and expenses. Average annual total return with sales charges includes payment of the maximum sales charge of 4.75 percent for Class A shares, a contingent deferred sales charge of 4.00 percent for Class B shares (in year one and declining to zero after year six), a contingent deferred sales charge of 1.00 percent for Class C shares in year one and combined Rule 12b-1 fees and service fees of up to 0.25 percent for Class A shares and up to 1.00 percent for Class B and C shares. The since inception and 10-year returns for Class B shares reflect their conversion into Class A shares six years after purchase. The since inception returns for Class C shares reflect the conversion of Class C shares into Class A shares ten years after purchase. See footnote 3 in the Notes to Financial Statements for additional information. Figures shown above assume reinvestment of all dividends and capital gains. The fund's adviser has waived or reimbursed fees and expenses from time to time; absent such waivers/reimbursements the fund's returns would have been lower. SEC yield is a calculation for determining the amount of portfolio income, excluding non-income items as prescribed by the SEC. The subsidized SEC yields reflect some or all of the expenses that the adviser had voluntarily waived. Yields are subject to change.

The Credit Suisse First Boston High Yield Index is a broad-based index which reflects the general performance of a wide range of selected bonds within the public high-yield debt market. The index does not include any expenses, fees or sales charges, which would lower performance. The index is unmanaged and should not be considered an investment. It is not possible to invest directly in an index.

Fund Report

For the six-month period ended September 30, 2004

Van Kampen High Yield Fund is managed by the Adviser's Taxable Fixed Income team. Members of the team include Gordon Loery, Executive Director; Sheila A. Finnerty, Managing Director; and Joshua Givelber and Chad Liu, Vice Presidents.1

Market Conditions

The six months ended September 30, 2004 incorporated two distinct periods of performance for the high-yield market. At the start of the period, in April, the high-yield market's technical situation (i.e., supply and demand) remained difficult, as it had been since February 2004. Though fundamental factors were as strong as they had been during the 15-month rally that ended in January, demand was weak as market participants remained concerned over the continuing lack of job creation in the U.S. economy. In April and May, interest-rate increases caused significant outflows of money from income-oriented mutual funds and fixed-income markets in general. In addition, because of the long-term rally that had previously taken place, many high-yield bonds were priced above par (at a premium). In a sense, the high-yield market had temporarily run out of room to rally. At the same time, the high-yield market's new-issue calendar continued to be robust, which had a negative impact on the market's technical situation.

Beginning in June, however, and continuing through the end of September, the supply/demand situation for high yield turned more positive, as the markets began to "price in" an anticipated 12 to 24 months of Federal Reserve credit tightening. As fixed-income investors digested the Fed's plans, the markets settled down. Later in the six-month period, high-yield funds were once again the recipient of inflows, new issuance slowed, and the technical situation improved measurably. In essence, the market's favorable fundamental factors-an improving economy, mostly favorable corporate earnings, and low defaults-won out from June through September. In addition, we continue to be encouraged by the high-yield market's steadily dropping default rate, which declined from 5.9 percent in September 2003 to 2.3 percent in September 2004.

1Team members may change without notice at any time.

Performance Analysis

For the six months ended September 30, 2004, the fund returned 4.71 percent (Class A shares, unadjusted for sales charge), outperforming its benchmark, the Credit Suisse First Boston High Yield Index. (See table on following page.)

During the period, three strategic decisions helped the fund's performance. First, the fund enjoyed favorable security selection within the housing industry. Going back to late 2003, the portfolio had held several homebuilding issues that had performed well, even though building-products companies had lagged. The homebuilding bonds subsequently became overpriced, and based on our analyst's recommendation, we sold those bonds and selected several building-products issues that performed extremely well over the remainder of the period. Two examples of top-performing building-products holdings were Nortek and Associated Materials. Both issues were purchased at low cost, and both companies posted solid earnings after their purchase. Second, two metals companies that the fund held during the period performed favorably. One of these was Doe Run, a metals firm that despite its need to restructure, posted gains based on rising commodity prices. Third, the fund benefited from its lack of participation in airlines issues. Airlines were the worst performing sector within the high-yield market during the six-month period.

Two holdings that detracted from performance over the period were Pegasus, a satellite TV company, which was forced to restructure based on disappointing financial performance, and Primus Telecom, which posted results below analysts' expectations.

On an ongoing basis, we seek to maintain a balanced and well-diversified portfolio. The fund's portfolio consists of approximately 150 issuers. This diversifies the fund's credit risk, yet it also allows sufficient average security size for strategic overweights. We continue to maintain an average credit quality of high single B, which is very close to that of the benchmark. Because BBB and BB bonds are more highly correlated with Treasury performance, the fund sold several of these bonds earlier in the period as interest rates spiked and Treasuries were negatively affected. In their place, we purchased lower quality credits, which historically have performed better than BBB and BB bonds in a rising interest-rate environment. In terms of issuer size, we continued to focus on larger companies because of their financial flexibility, their ability to withstand less-favorable financial markets and their superior access to capital markets.

As we've stated, the fundamentals of the high-yield market remain positive, with favorable earnings, lower default rates and modestly tightening high-yield credit spreads. Many of these positive factors have already been priced into the market during the past two years, and high yield seems to us to be fairly valued. As has been the case since early in 2004, high-yield returns should continue to be driven primarily by coupon income rather than price appreciation. We look for the fund's holdings to earn their coupon in the coming months and for market fundamentals to remain favorable through the end of 2005.

Total return for the six-month period ended September 30, 2004

Class A	Class B	Class C	Credit Suisse First Boston High Yield Index
4.71%	4.11%	4.12%	4.30%

The performance for the three share classes varies because each has different expenses. The fund's total return figures assume the reinvestment of all distributions, but do not reflect the deduction of any applicable sales charges. Such costs would lower performance. Past performance is no guarantee of future results. See Performance Summary for standardized performance information and index definition.

Ratings Allocations as of 9/30/04
A/A	0.3%
BBB/Baa	2.3
BB/Ba	25.3
B/B	55.8
CCC/Caa	13.1
C/C	0.5
Non-Rated	2.7
Summary of Investments by Industry Classification as of 9/30/04
Utility	9.7%
Energy	9.6
Diversified Media	8.3
Chemicals	7.5
Forest Products	6.4
Cable	5.8
Gaming & Leisure	5.1
Health Care	5.0
Wireless Communications	4.7
Housing	4.6
Transportation	4.0
Manufacturing	3.8
Metals	3.0
Consumer Products	2.9
Telecommunications	2.9
Food & Tobacco	2.8
Services	2.5
Information Technology	2.4
Food & Drug	2.4
Broadcasting	2.2
Retail	1.0
Financial	0.8
Total Long-Term Holdings	97.4%
Short-Term Investments	2.3
Other Assets in Excess of Liabilities	0.3
Total Net Assets	100.0%

Subject to change daily. Provided for informational purposes only and should not be deemed as a recommendation to buy or sell the securities mentioned or securities in the industries shown above. Rating percentages are as a percentage of long-term debt investments. Ratings allocations are based upon ratings as issued by Standard and Poor's and Moody's, respectively. Industry percentages are as a percentage of total net assets. Van Kampen is a wholly owned subsidiary of a global securities firm which is engaged in a wide range of financial services including, for example, securities trading and brokerage activities, investment banking, research and analysis, financing and financial advisory services.

For More Information About Portfolio Holdings

Each Van Kampen fund provides a complete schedule of portfolio holdings in its semiannual and annual reports within 60 days of the end of the fund's second and fourth fiscal quarters by filing the schedule electronically with the Securities and Exchange Commission (SEC). The semiannual reports are filed on Form N-CSRS and the annual reports are filed on Form N-CSR. Van Kampen also delivers the semiannual and annual reports to fund shareholders, and makes these reports available on its public web site, www.vankampen.com. In addition to the semiannual and annual reports that Van Kampen delivers to shareholders and makes available through the Van Kampen public web site, each fund files a complete schedule of portfolio holdings with the SEC for the fund's first and third fiscal quarters on Form N-Q. Van Kampen does not deliver the reports for the first and third fiscal quarters to shareholders, nor are the reports posted to the Van Kampen public web site. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's web site, http://www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the Public Reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, each Van Kampen fund makes portfolio holdings information available by periodically providing the information on its public web site, www.vankampen.com. Each Van Kampen fund provides a complete schedule of portfolio holdings on the public web site on a calendar-quarter basis approximately 30 days after the close of the calendar quarter. Furthermore, each Van Kampen open-end fund provides partial lists of its portfolio holdings (such as top 10 or top 15 fund holdings) to the public web site each month with a delay of approximately 15 days.

You may obtain copies of a fund's fiscal quarter filings, or its monthly or calendar-quarter web site postings, by contacting Van Kampen Client Relations at 1-800-847-2424.

Householding Notice

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling 1-800-341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

Proxy Voting Policies and Procedures and Proxy Voting Record

The fund's policies and procedures with respect to the voting of proxies relating to the fund's portfolio securities and information on how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge, upon request, by calling 1-800-847-2424 or by visiting our web site at www.vankampen.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Expense Example

As a shareholder of the Fund, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period 4/1/04 - 9/30/04.

Actual Expense

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, and $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the second line of the table is useful in comparing ongoing costs, and will not help you determine the relative total costs of owning different funds that have transactional costs, such as sales charges (loads), and redemption fees, or exchange fees.

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	4/1/04	9/30/04	4/1/04-9/30/04
Class A
Actual	$1,000.00	$1,047.10	$6.26
Hypothetical (5% annual return before expenses)	1,000.00	1,018.97	6.17
Class B
Actual	1,000.00	1,041.11	10.08
Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.95
Class C
Actual	1,000.00	1,041.21	10.08
Hypothetical (5% annual return before expenses)	1,000.00	1,015.17	9.95

*  Expenses are equal to the Fund's annualized expense ratio of 1.22%, 1.97%, and 1.97% for Class A, B, and C Shares, respectively, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Assumes all dividends and distributions were reinvested.

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited)

Par Amount (000)	Description	Coupon	Maturity	Value
	Domestic Corporate Bonds 79.8%
	Broadcasting 0.6%
$625	Granite Broadcasting Corp.	9.750%	12/01/10	$581,250
1,462	Interep National Radio Sales, Inc., Ser B	10.000	07/01/08	1,151,325
20	Salem Communications Corp.	7.750	12/15/10	21,200
				1,753,775
	Cable 2.8%
400	Avalon Cable LLC	11.875	12/01/08	421,193
2,275	Charter Communications Holdings (a)	0/11.750	01/15/10	1,848,437
1,175	Charter Communications Holdings	9.625	11/15/09	931,187
530	DirecTV Holdings LLC	8.375	03/15/13	605,525
1,245	Echostar DBS Corp.	6.375	10/01/11	1,266,787
2,455	PanAmSat Corp., 144A-Private Placement (a) (b)	0/10.375	11/01/14	1,445,381
835	PanAmSat Corp., 144A-Private Placement (b)	9.000	08/15/14	872,575
790	Renaissance Media Group	10.000	04/15/08	817,650
				8,208,735
	Chemicals 5.9%
1,747	Equistar Chemicals LP	10.125	09/01/08	1,978,477
620	Equistar Chemicals LP	10.625	05/01/11	709,900
722	FMC Corp.	10.250	11/01/09	846,545
755	Huntsman Advanced Materials LLC, 144A- Private Placement (b)	11.000	07/15/10	879,575
770	Huntsman ICI Chemicals LLC	10.125	07/01/09	812,350
1,200	Huntsman International LLC (EUR) (c)	10.125	07/01/09	1,566,180
880	Innophos, Inc.,144A-Private Placement (b)	8.875	08/15/14	941,600
2,480	ISP Holdings, Inc.	10.625	12/15/09	2,740,400
530	Koppers, Inc.	9.875	10/15/13	588,300
1,210	Millennium America, Inc.	9.250	06/15/08	1,340,075
570	Nalco Co.	7.750	11/15/11	607,050
2,055	Nalco Co.	8.875	11/15/13	2,219,400
1,320	Rockwood Specialties Group, Inc.	10.625	05/15/11	1,458,600
527	Westlake Chemical Corp.	8.750	07/15/11	594,192
				17,282,644
	Consumer Products 1.9%
970	Amscan Holdings, Inc., 144A-Private Placement (b)	8.750	05/01/14	994,250
875	Leiner Health Products, Inc., 144A-Private Placement (b)	11.000	06/01/12	934,062
805	Oxford Industrials, Inc., 144A-Private Placement (b)	8.875	06/01/11	877,450

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Consumer Products (Continued)
$310	Prestige Brands, Inc., 144A-Private Placement (b)	9.250%	04/15/12	$305,350
1,165	Rayovac Corp.	8.500	10/01/13	1,269,850
1,800	Sleepmaster LLC (d) (e) (f)	11.000	05/15/09	396,000
585	Tempur Pedic, Inc.	10.250	08/15/10	668,362
				5,445,324
	Diversified Media 6.1%
365	Advanstar Communications, Inc.	10.750	08/15/10	406,062
255	Advanstar Communications, Inc.	12.000	02/15/11	274,125
1,663	Advanstar Communications, Inc. (Variable Rate Coupon)	9.220	08/15/08	1,738,044
610	Cinemark, Inc. (a)	0/9.750	03/15/14	422,425
829	Dex Media East Finance Corp.	12.125	11/15/12	1,036,250
1,275	Dex Media West Finance Corp.	9.875	08/15/13	1,504,500
2,450	Dex Media, Inc. (a)	0/9.000	11/15/13	1,806,875
390	Houghton Mifflin Co. (a)	0/11.500	10/15/13	237,900
1,955	Houghton Mifflin Co.	9.875	02/01/13	2,062,525
315	Marquee, Inc., 144A-Private Placement (b)	8.625	08/15/12	335,475
1,040	Marquee, Inc., 144A-Private Placement (Variable Rate Coupon) (b)	5.970	08/15/10	1,076,400
265	Muzak LLC	10.000	02/15/09	235,850
1,586	Muzak LLC	9.875	03/15/09	1,173,640
1,480	Nebraska Book Co., Inc.	8.625	03/15/12	1,480,000
497	PEI Holdings, Inc.	11.000	03/15/10	579,626
2,175	Primedia, Inc.	8.875	05/15/11	2,185,875
1,115	Vertis, Inc., 144A-Private Placement (b)	13.500	12/07/09	1,120,575
				17,676,147
	Energy 8.5%
1,128	BRL Universal Equipment	8.875	02/15/08	1,206,960
2,265	Chesapeake Energy Corp.	7.500	09/15/13	2,491,500
840	Citgo Petroleum Corp.	11.375	02/01/11	993,300
2,940	El Paso Production Holding Co.	7.750	06/01/13	2,962,050
1,302	Gulfterra Energy Partners LP	10.625	12/01/12	1,640,520
374	Gulfterra Energy Partners LP, Ser B	8.500	06/01/10	437,112
1,160	Hanover Compressor Co.	8.625	12/15/10	1,264,400
300	Hanover Compressor Co.	9.000	06/01/14	330,750
245	Hanover Equipment Trust	8.500	09/01/08	264,600
1,038	Hanover Equipment Trust, Ser B	8.750	09/01/11	1,139,205
1,875	Hilcorp Energy/Finance Corp., 144A-Private Placement (b)	10.500	09/01/10	2,085,937
622	Magnum Hunter Resources, Inc.	9.600	03/15/12	705,970

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Energy (Continued)
$335	MSW Energy Holdings LLC	8.500%	09/01/10	$368,500
1,510	MSW Energy Holdings LLC, Ser B	7.375	09/01/10	1,593,050
1,225	Pacific Energy Partners, 144A-Private Placement (b)	7.125	06/15/14	1,332,187
900	Plains E&P Co., 144A-Private Placement (b)	7.125	06/15/14	969,750
1,211	Port Arthur Finance Corp., Ser A	12.500	01/15/09	1,417,198
1,030	Tesoro Petroleum Corp.	9.625	04/01/12	1,197,375
2,055	Vintage Petroleum, Inc.	7.875	05/15/11	2,209,125
				24,609,489
	Financial 0.8%
2,290	Refco Finance Holdings LLC, 144A-Private Placement (b)	9.000	08/01/12	2,456,025
	Food & Drug 1.6%
1,405	Delhaize America, Inc.	8.125	04/15/11	1,611,569
500	Jitney-Jungle Stores America, Inc. (d) (e) (f)	12.000	03/01/06	0
1,373	Kroger Co., 144A-Private Placement (b)	8.500	07/15/17	1,612,384
1,090	Rite Aid Corp.	7.125	01/15/07	1,103,625
400	Rite Aid Corp.	8.125	05/01/10	422,000
				4,749,578
	Food & Tobacco 2.8%
1,285	Michael Foods, Inc., Ser B	8.000	11/15/13	1,352,462
870	Pilgrim's Pride Corp.	9.250	11/15/13	961,350
2,050	Pilgrim's Pride Corp.	9.625	09/15/11	2,306,250
1,350	Smithfield Foods, Inc.	7.625	02/15/08	1,447,875
450	Smithfield Foods, Inc.	7.750	05/15/13	490,500
1,070	Smithfield Foods, Inc., 144A-Private Placement (b)	7.000	08/01/11	1,123,500
515	Smithfield Foods, Inc., Ser B	8.000	10/15/09	570,362
				8,252,299
	Forest Products 3.6%
2,400	Georgia-Pacific Corp.	8.875	02/01/10	2,820,000
725	Graham Packaging International, Inc., 144A- Private Placement (b)	8.500	10/15/12	743,125
1,345	Graphic Packaging International, Inc.	9.500	08/15/13	1,543,387
130	Owens-Brockway Glass Containers, Inc.	8.875	02/15/09	142,025
450	Owens-Illinois, Inc.	7.350	05/15/08	466,313
2,145	Owens-Illinois, Inc.	7.500	05/15/10	2,203,988
890	Pliant Corp.	13.000	06/01/10	769,850

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Forest Products (Continued)
$1,266	Pliant Corp.	13.000%	06/01/10	$1,095,090
650	Tekni-Plex, Inc., 144A-Private Placement (b)	8.750	11/15/13	620,750
				10,404,528
	Gaming & Leisure 5.1%
825	Global Cash Access LLC, 144A-Private Placement (b)	8.750	03/15/12	878,625
1,215	Hilton Hotels Corp.	7.625	12/01/12	1,418,513
432	Hilton Hotels Corp.	7.950	04/15/07	478,980
383	HMH Properties, Inc.	7.875	08/01/08	395,926
2,160	Isle of Capri Casinos, Inc.	7.000	03/01/14	2,181,600
1,870	MGM Mirage	6.000	10/01/09	1,905,063
1,495	MGM Mirage, 144A-Private Placement (b)	6.000	10/01/09	1,523,031
920	MGM Mirage	5.875	02/27/14	890,100
475	Park Place Entertainment Corp.	7.000	04/15/13	530,813
386	Starwood Hotels & Resorts Worldwide, Inc.	7.375	05/01/07	417,845
1,361	Starwood Hotels & Resorts Worldwide, Inc.	7.875	05/01/12	1,546,436
1,350	Station Casinos, Inc.	6.500	02/01/14	1,380,375
1,174	Venetian Casino Resort LLC	11.000	06/15/10	1,364,775
				14,912,082
	Healthcare 5.0%
420	AmerisourceBergen Corp.	8.125	09/01/08	468,300
1,825	AmerisourceBergen Corp.	7.250	11/15/12	1,989,250
475	Fisher Scientific International, Inc.	8.000	09/01/13	534,375
869	Fisher Scientific International, Inc.	8.125	05/01/12	973,280
530	Fisher Scientific International, Inc., 144A-Private Placement (b)	6.750	08/15/14	559,150
300	Fresenius Medical Care Capital Trust II	7.875	02/01/08	328,500
2,210	Fresenius Medical Care Capital Trust IV	7.875	06/15/11	2,464,150
303	HCA, Inc.	8.750	09/01/10	355,591
570	HCA, Inc.	6.300	10/01/12	591,883
115	HCA, Inc.	7.190	11/15/15	124,756
1,365	Medcath Holdings Corp., 144A-Private Placement (b)	9.875	07/15/12	1,433,250
310	National Nephrology Associates, Inc., 144A- Private Placement (b)	9.000	11/01/11	359,988
1,350	Team Health, Inc., 144A-Private Placement (b)	9.000	04/01/12	1,350,000
360	Tenet Healthcare Corp.	6.500	06/01/12	324,000
575	Tenet Healthcare Corp.	7.375	02/01/13	543,375
575	Tenet Healthcare Corp., 144A-Private Placement (b)	9.875	07/01/14	603,750

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Healthcare (Continued)
$700	VWR International, Inc., 144A-Private Placement (b)	6.875%	04/15/12	$735,000
870	VWR International, Inc., 144A-Private Placement (b)	8.000	04/15/14	924,375
				14,662,973
	Housing 4.6%
4,170	Associated Materials, Inc., 144A-Private Placement (a) (b)	0/11.250	03/01/14	3,054,525
478	CB Richard Ellis Service, Inc.	9.750	05/15/10	543,725
1,150	CB Richard Ellis Service, Inc.	11.250	06/15/11	1,348,375
415	Interface, Inc.	7.300	04/01/08	419,150
520	Interface, Inc.	10.375	02/01/10	592,800
1,585	Interface, Inc., Ser B	9.500	02/01/14	1,648,400
2,040	Nortek, Inc., 144A-Private Placement (b)	8.500	09/01/14	2,147,100
739	Technical Olympic USA, Inc.	9.000	07/01/10	812,900
930	Technical Olympic USA, Inc.	9.000	07/01/10	1,023,000
1,044	Technical Olympic USA, Inc.	10.375	07/01/12	1,174,500
705	WII Components, Inc.	10.000	02/15/12	687,375
				13,451,850
	Information Technology 0.8%
525	Iron Mountain, Inc.	6.625	01/01/16	514,500
1,025	Iron Mountain, Inc.	7.750	01/15/15	1,091,625
600	Iron Mountain, Inc.	8.625	04/01/13	654,000
				2,260,125
	Manufacturing 3.8%
1,256	Brand Services, Inc.	12.000	10/15/12	1,431,840
480	Flowserve Corp.	12.250	08/15/10	544,800
637	Johnsondiversey, Inc. (EUR) (c)	9.625	05/15/12	890,765
1,567	Johnsondiversey, Inc., Ser B	9.625	05/15/12	1,762,875
55	Manitowoc Co., Inc. (EUR) (c)	10.375	05/15/11	76,569
1,345	Manitowoc, Inc.	10.500	08/01/12	1,556,838
1,721	NMHG Holdings Co.	10.000	05/15/09	1,901,705
2,768	Trimas Corp.	9.875	06/15/12	2,885,640
				11,051,032
	Metals 2.6%
2,746	Doe Run Resources Corp. (g)	11.750	11/01/08	2,347,582
470	Foundation PA Coal Co., 144A-Private Placement (b)	7.250	08/01/14	501,725

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Metals (Continued)
$790	General Cable Corp.	9.500%	11/15/10	$880,850
1,600	GS Technologies Operating, Inc. (d) (e) (f) (j)	12.000	09/01/04	160
1,440	UCAR Finance, Inc.	10.250	02/15/12	1,656,000
1,754	United States Steel Corp.	9.750	05/15/10	2,017,100
				7,403,417
	Retail 1.7%
1,660	AutoNation, Inc.	9.000	08/01/08	1,917,300
355	Big 5 Corp., Ser B	10.875	11/15/07	366,094
1,100	General Nutrition Centers, Inc.	8.500	12/01/10	1,130,250
1,410	Petro Stopping Center/Financial	9.000	02/15/12	1,501,650
				4,915,294
	Services 2.5%
1,305	Allied Waste North America, Inc.	7.875	04/15/13	1,383,300
510	Allied Waste North America, Inc., Ser B	9.250	09/01/12	569,925
1,695	Buhrmann US, Inc., 144A-Private Placement (b)	8.250	07/01/14	1,703,475
470	Hydrochem Industrial Services, Inc., Ser B	10.375	08/01/07	475,875
1,560	United Rentals North America, Inc.	6.500	02/15/12	1,509,300
1,580	United Rentals North America, Inc.	7.750	11/15/13	1,489,150
				7,131,025
	Telecommunications 2.1%
1,820	Exodus Communications, Inc. (d) (e) (f)	11.250	07/01/08	0
440	Exodus Communications, Inc. (d) (e) (f)	11.625	07/15/10	0
1,250	Exodus Communications, Inc. (EUR) (c) (d) (e) (f)	11.375	07/15/08	0
2,945	GST Network Funding, Inc. (d) (e) (f)	10.500	05/01/08	295
1,293	Knology, Inc., 144A-Private Placement (b) (g)	12.000	11/30/09	1,221,726
1,000	Park N View, Inc., Ser B (d) (e) (f)	13.000	05/15/08	0
2,380	Primus Telecommunications Holdings	8.000	01/15/14	1,773,100
1,575	Qwest Communications International, Inc., 144A- Private Placement (Variable Rate Coupon) (b)	5.211	02/15/09	1,508,063
355	Qwest Corp.	5.625	11/15/08	349,675
1,045	Qwest Services Corp., 144A-Private Placement (b)	13.500	12/15/07	1,193,913
				6,046,772
	Transportation 3.3%
1,495	Amsted Industries, Inc., 144A-Private Placement (b)	10.250	10/15/11	1,651,975
2,185	Laidlaw International, Inc.	10.750	06/15/11	2,504,556
1,660	Sonic Automotive, Inc., Ser B	8.625	08/15/13	1,763,750

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Transportation (Continued)
$1,375	Tenneco Automotive, Inc., Ser B	11.625%	10/15/09	$1,457,500
1,959	TRW Automotive, Inc.	9.375	02/15/13	2,247,953
				9,625,734
	Utility 9.0%
350	AES Corp.	7.750	03/01/14	363,125
183	AES Corp.	8.875	02/15/11	204,503
252	AES Corp.	9.375	09/15/10	285,075
1,585	AES Corp., 144A-Private Placement (b)	9.000	05/15/15	1,795,013
965	Allegheny Energy, Inc.	7.750	08/01/05	1,001,188
2,395	Calpine Corp., 144A-Private Placement (b)	8.500	07/15/10	1,844,150
425	CMS Energy Corp.	7.500	01/15/09	447,313
1,350	CMS Energy Corp.	8.500	04/15/11	1,478,250
1,615	Dynegy Holdings, Inc.	6.875	04/01/11	1,546,363
1,480	Dynegy Holdings, Inc., 144A-Private Placement (b)	9.875	07/15/10	1,679,800
470	IPALCO Enterprises, Inc.	8.625	11/14/11	533,450
1,555	Monongahela Power Co.	5.000	10/01/06	1,616,715
1,435	Nevada Power Co.	9.000	08/15/13	1,657,425
975	Nevada Power Co., Ser A	8.250	06/01/11	1,096,875
330	Northwest Pipeline Corp.	8.125	03/01/10	371,663
2,732	Ormat Funding Corp., 144A-Private Placement (b)	8.250	12/30/20	2,718,241
1,040	PG & E Corp.	6.875	07/15/08	1,131,000
470	PSEG Energy Holdings, Inc.	7.750	04/16/07	504,075
1,016	PSEG Energy Holdings, Inc.	8.625	02/15/08	1,125,220
665	Southern Natural Gas Co.	8.875	03/15/10	751,450
875	TNP Enterprises, Inc.	10.250	04/01/10	945,000
575	Trans Continental Gas Pipe Line Corp., Ser B	8.875	07/15/12	702,219
2,030	Williams Cos., Inc.	7.875	09/01/21	2,263,450
				26,061,563
	Wireless Communications 4.7%
1,046	American Tower Corp.	9.375	02/01/09	1,113,990
1,055	American Tower Corp.	7.500	05/01/12	1,081,375
1,060	American Tower Corp., 144A-Private Placement (b)	7.125	10/15/12	1,054,700
2,235	Centennial Communications, 144A-Private Placement (b)	8.625	02/01/14	2,142,806
1,835	MetroPCS, Inc.	10.750	10/01/11	1,981,800
920	Rural Cellular Corp., 144A-Private Placement (Variable Rate Coupon) (b)	6.380	03/15/10	940,700
1,075	SBA Communications Corp. (a)	0/9.750	12/15/11	876,125
2,375	SBA Communications Corp.	10.250	02/01/09	2,553,125

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount (000)	Description	Coupon	Maturity	Value
	Wireless Communications (Continued)
$560 Ubiquitel Operating Co. (a)		0/14.000%	04/15/10	$592,200
195	Ubiquitel Operating Co.	9.875	03/01/11	204,019
1,190	Ubiquitel Operating Co., 144A-Private Placement (b) (h)	9.875	03/01/11	1,245,038
				13,785,878
Total Domestic Corporate Bonds 79.8%				232,146,289
Par Amount in Local Currency (000)
	Foreign Bonds and Debt Securities 15.5%
	Belgium 0.8%
1,135	Telenet Communication NV, 144A-Private Placement (EUR) (b)	9.000	12/15/13	1,498,981
1,340	Telenet Group Holding NV, 144A-Private Placement (US $) (a) (b)	0/11.500	06/15/14	991,600
				2,490,581
	Canada 6.0%
525	Abitibi Consolidated, Inc. (US $)	7.750	06/15/11	543,375
1,800	Abitibi-Consolidated, Inc. (US $)	6.000	06/20/13	1,665,000
1,730	Alliance Atlantis Communications, Inc. (US $)	13.000	12/15/09	1,879,212
1,830	CHC Helicopter Corp. (US $)	7.375	05/01/14	1,916,925
2,707	Hollinger Participation, 144A-Private Placement (US $) (b) (g)	12.125	11/15/10	3,105,766
1,200	Husky Oil Ltd. (US $)	8.900	08/15/28	1,394,849
505	Jean Coutu Group, Inc., 144A-Private Placement (US $) (b)	7.625	08/01/12	516,362
1,600	Jean Coutu Group, Inc., 144A-Private Placement (US $) (b)	8.500	08/01/14	1,596,000
915	Norampac, Inc. (US $)	6.750	06/01/13	958,463
1,055	Nortel Networks Ltd. (US $)	6.125	02/15/06	1,081,375
2,165	Tembec Industries, Inc. (US $)	7.750	03/15/12	2,186,650
500	Tembec Industries, Inc. (US $)	8.500	02/01/11	525,000
				17,368,977
	France 0.6%
1,905	Rhodia SA (US $)	8.875	06/01/11	1,666,875

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Par Amount in Local Currency (000)	Description	Coupon	Maturity	Value
	Germany 1.4%
$1,580	Cognis Deutschland GmbH & Co., 144A-Private Placement (Variable Rate Coupon) (EUR) (b)	6.897%	11/15/13	$2,071,957
1,940	Kabel Deutschland GmbH, 144A-Private Placement (US $) (b)	10.625	07/01/14	2,124,300
				4,196,257
	Ireland 0.1%
270	MDP Acquisitions PLC (US $)	9.625	10/01/12	306,450
	Luxembourg 2.7%
2,360	Cablecom Luxembourg SCA, 144A-Private Placement (US $) (b)	9.375	04/15/14	3,036,153
1,200	Lighthouse International Co., 144A-Private Placement (US $) (b)	8.000	04/30/14	1,463,633
1,840	Safilo Capital International SA, 144A-Private Placement (EUR) (b)	9.625	05/15/13	2,201,354
880	SGL Carbon Luxembourg SA, 144A-Private Placement (EUR) (b)	8.500	02/01/12	1,148,532
				7,849,672
	Mexico 2.2%
2,335	Axtel SA (US $)	11.000	12/15/13	2,405,050
1,848	Satelites Mexicanos SA, Ser B (US $) (d)	10.125	11/01/04	988,680
2,915	TV Axteca SA, Ser B (US $)	10.500	02/15/07	2,987,875
				6,381,605
	United Kingdom 1.7%
980	Avecia Group PLC (US $)	11.000	07/01/09	867,300
1,385	JSG Funding PLC (EUR)	10.125	10/01/12	1,953,965
1,985	Xerox Corp. (US $)	7.125	06/15/10	2,128,913
				4,950,178
Total Foreign Bonds and Debt Securities 15.5%				45,210,595
	Foreign Convertible Corporate Obligation 0.5%
1,490	Nortel Networks Corp. (Canada)	4.250	09/01/08	1,445,300

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

Description	Value
Equities 1.6%
Decisionone Corp. (5,234 common shares) (f) (i)	$0
Decisionone Corp. (2,671 common stock warrants Class A) (f) (i)	0
Decisionone Corp. (4,603 common stock warrants Class B) (f) (i)	0
Decisionone Corp. (2,730 common stock warrants Class C) (f) (i)	0
Doe Run Resources Corp. (9 common stock warrants) (f) (i)	0
HCI Direct, Inc. (106,250 common shares) (f) (i)	828,750
Hosiery Corp. of America, Inc. (1,000 common shares) (f)	0
Jazztel PLC (United Kingdom) (EUR) (1,550 common stock warrants) (f) (i)	0
Park N View, Inc., (1,000 common stock warrants), 144A-Private Placement (b) (e) (f) (i)	0
Paxson Communications Corp. (21,700 preferred shares) (g)	1,632,925
TNP Enterprises, Inc. (18,127 preferred shares) (g)	2,052,833
Ventelo (United Kingdom) (EUR) (73,021 common shares), 144A-Private Placement (b) (f) (i)	0
Viatel Holding Bermuda Ltd. (Bermuda) (3,043 common shares) (f)	1,826
VS Holdings, Inc. (378,785 common shares) (f) (i)	70,719
Total Equities	4,587,053
Total Long-Term Investments 97.4%
(Cost $282,780,416)	283,389,237
Repurchase Agreement 2.3%
State Street Bank & Trust Co. ($6,787,000 par collateralized by U.S. Government obligations in a pooled cash account, interest rate of 1.82%, dated 09/30/04, to be sold on 10/01/04 at $6,787,343) (Cost $6,787,000)	6,787,000
Total Investments 99.7%
(Cost $289,567,416)	290,176,237
Other Assets in Excess of Liabilities 0.3%	768,511
Net Assets 100.0%	$290,944,748

Percentages are calculated as a percentage of net assets.

(a)  Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(b)  144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(c)  This security is a United States company denominated in a foreign currency.

See Notes to Financial Statements

Van Kampen High Yield Fund

Portfolio of Investments ■ September 30, 2004 (Unaudited) (continued)

(d)  Non-income producing as security is in default.

(e)  This borrower has filed for protection in federal bankruptcy court.

(f)  Market value is determined in accordance with procedures established in good faith by the Board of Trustees.

(g)  Payment-in-kind security.

(h)  Securities purchased on a when-issued or delayed delivery basis.

(i)  Non-income producing security.

(j)  Security has matured. However it is being kept on the books pending final payment.

(EUR)-Eurodollar

(US $)-United States Dollar

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Statements

Statement of Assets and Liabilities

September 30, 2004 (Unaudited)

Assets:
Total Investments (Cost $289,567,416)	$290,176,237
Cash	779
Receivables:
Interest	5,883,545
Investments Sold	1,586,572
Fund Shares Sold	299,447
Dividends	146,733
Other	147,416
Total Assets	298,240,729
Liabilities:
Payables:
Investments Purchased	5,001,004
Fund Shares Repurchased	855,579
Income Distributions	521,538
Distributor and Affiliates	244,408
Investment Advisory Fee	155,446
Trustees' Deferred Compensation and Retirement Plans	191,044
Forward Foreign Currency Contracts	180,927
Accrued Expenses	146,035
Total Liabilities	7,295,981
Net Assets	$290,944,748
Net Assets Consist of:
Capital (Par value of $.01 per share with an unlimited number of shares authorized)	$460,850,633
Net Unrealized Appreciation	438,457
Accumulated Undistributed Net Investment Income	(2,434,896)
Accumulated Net Realized Loss	(167,909,446)
Net Assets	$290,944,748
Maximum Offering Price Per Share:
Class A Shares:
Net asset value and redemption price per share (Based on net assets of $184,924,447 and 33,347,320 shares of beneficial interest issued and outstanding)	$5.55
Maximum sales charge (4.75%* of offering price)	.28
Maximum offering price to public	$5.83
Class B Shares: Net asset value and offering price per share (Based on net assets of $82,734,538 and 14,841,627 shares of beneficial interest issued and outstanding)	$5.57
Class C Shares: Net asset value and offering price per share (Based on net assets of $23,285,763 and 4,185,717 shares of beneficial interest issued and outstanding)	$5.56

*  On sales of $100,000 or more, the sales charge will be reduced.

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Statements (continued)

Statement of Operations

For the Six Months Ended September 30, 2004 (Unaudited)

Investment Income:
Interest	$12,083,719
Dividends	313,278
Other	90,859
Total Income	12,487,856
Expenses:
Investment Advisory Fee	1,106,986
Distribution (12b-1) and Service Fees (Attributed to Classes A, B and C of $225,452, $435,486 and $124,006, respectively)	784,944
Shareholder Services	256,112
Custody	32,218
Legal	15,818
Trustees' Fees and Related Expenses	13,132
Other	157,093
Total Expenses	2,366,303
Investment Advisory Fee Reduction	147,598
Less Credits Earned on Cash Balances	2,719
Net Expenses	2,215,986
Net Investment Income	$10,271,870
Realized and Unrealized Gain/Loss:
Realized Gain/Loss:
Investments	$(5,597,168)
Forward Foreign Currency Contracts	262,549
Foreign Currency Transactions	252,624
Net Realized Loss	(5,081,995)
Unrealized Appreciation/Depreciation:
Beginning of the Period	(6,612,343)
End of the Period:
Investments	608,821
Forward Foreign Currency Contracts	(180,927)
Foreign Currency Translation	10,563
438,457
Net Unrealized Appreciation During the Period	7,050,800
Net Realized and Unrealized Gain	$1,968,805
Net Increase in Net Assets from Operations	$12,240,675

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Statements (continued)

Statements of Changes in Net Assets (Unaudited)

	For the Six Months Ended September 30, 2004	For the Year Ended March 31, 2004
From Investment Activities:
Operations:
Net Investment Income	$10,271,870	$22,570,955
Net Realized Loss	(5,081,995)	(23,573,327)
Net Unrealized Appreciation During the Period	7,050,800	54,474,840
Change in Net Assets from Operations	12,240,675	53,472,468
Distributions from Net Investment Income:
Class A Shares	(6,456,304)	(12,875,907)
Class B Shares	(2,732,187)	(5,354,545)
Class C Shares	(778,283)	(1,577,842)
	(9,966,774)	(19,808,294)
Return of Capital Distribution:
Class A Shares	-0-	(2,402,183)
Class B Shares	-0-	(982,849)
Class C Shares	-0-	(281,110)
	-0-	(3,666,142)
Total Distributions	(9,966,774)	(23,474,436)
Net Change in Net Assets from Investment Activities	2,273,901	29,998,032
From Capital Transactions:
Proceeds from Shares Sold	24,099,545	220,673,471
Net Asset Value of Shares Issued Through Dividend Reinvestment	6,609,000	15,034,419
Cost of Shares Repurchased	(65,314,021)	(232,820,728)
Net Change in Net Assets from Capital Transactions	(34,605,476)	2,887,162
Total Increase/Decrease in Net Assets	(32,331,575)	32,885,194
Net Assets:
Beginning of the Period	323,276,323	290,391,129
End of the Period (Including accumulated undistributed net investment income of ($2,434,896) and ($2,739,992), respectively)	$290,944,748	$323,276,323

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Highlights (Unaudited)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class A Shares	Six Months Ended September 30,	Year Ended March 31,
	2004	2004	2003	2002 (c)	2001	2000
Net Asset Value, Beginning of the Period	$5.49	$5.00	$5.69	$7.18	$8.48	$9.03
Net Investment Income	.19 (d)	.37	.48	.69	.94	.85
Net Realized and Unrealized Gain/Loss	.06	.52	(.60)	(1.38)	(1.40)	(.56)
Total from Investment Operations	.25	.89	(.12)	(.69)	(.46)	.29
Less:
Distributions from Net Investment Income	.19	.34	.49	.77	.84	.83
Return of Capital Distributions	-0-	.06	.08	.03	-0-	.01
Total Distributions	.19	.40	.57	.80	.84	.84
Net Asset Value, End of the Period	$5.55	$5.49	$5.00	$5.69	$7.18	$8.48
Total Return* (a)	4.71%**	18.35%	–1.62%	–10.05%	–5.64%	3.50%
Net Assets at End of the Period (In millions)	$184.9	$198.1	$191.0	$177.2	$205.8	$230.6
Ratio of Expenses to Average Net Assets* (b)	1.22%	1.19%	1.21%	1.22%	1.17%	1.15%
Ratio of Net Investment Income to Average Net Assets*	7.25%	7.25%	8.94%	10.90%	12.00%	9.96%
Portfolio Turnover	40%**	104%	101%	78%	85%	109%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	1.32%	1.29%	1.31%	1.32%	1.27%	1.25%
Ratio of Net Investment Income to Average Net Assets	7.15%	7.15%	8.84%	10.80%	11.90%	9.86%

**  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 4.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within eighteen months of purchase. With respect to shares purchased prior to December 1, 2004, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expense, the ratio would decrease by .01% for the period ended March 31, 2001.

(c)  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class B Shares	Six Months Ended September 30,	Year Ended March 31,
	2004	2004	2003	2002 (c)	2001	2000
Net Asset Value, Beginning of the Period	$5.52	$5.02	$5.71	$7.20	$8.49	$9.03
Net Investment Income	.17 (d)	.34	.43	.63	.87	.80
Net Realized and Unrealized Gain/Loss	.05	.52	(.59)	(1.38)	(1.39)	(.58)
Total from Investment Operations	.22	.86	(.16)	(.75)	(.52)	.22
Less:
Distributions from Net Investment Income	.17	.30	.45	.72	.77	.75
Return of Capital Distributions	-0-	.06	.08	.02	-0-	.01
Total Distributions	.17	.36	.53	.74	.77	.76
Net Asset Value, End of the Period	$5.57	$5.52	$5.02	$5.71	$7.20	$8.49
Total Return* (a)	4.11%**	17.62%	–2.37%	–10.70%	–6.39%	2.65%
Net Assets at End of the Period (In millions)	$82.7	$94.8	$79.6	$78.8	$92.5	$109.2
Ratio of Expenses to Average Net Assets* (b)	1.97%	1.94%	1.96%	1.98%	1.92%	1.93%
Ratio of Net Investment Income to Average Net Assets*	6.49%	6.50%	8.23%	10.13%	11.22%	9.17%
Portfolio Turnover	40%**	104%	101%	78%	85%	109%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.07%	2.04%	2.06%	2.08%	2.02%	2.03%
Ratio of Net Investment Income to Average Net Assets	6.39%	6.40%	8.13%	10.03%	11.12%	9.07%

**  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 4%, charged on certain redemptions made within one year of purchase and declining to 0% after the sixth year. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c)  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gains and losses per share by $.01 and decrease the Ratio of Net Investment Income to Average Net Assets by .10%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

See Notes to Financial Statements

Van Kampen High Yield Fund

Financial Highlights (Unaudited) (continued)

The following schedule presents financial highlights for one share of the Fund outstanding throughout the periods indicated.

Class C Shares	Six Months Ended September 30,	Year Ended March 31,
	2004	2004	2003	2002 (c)	2001	2000
Net Asset Value, Beginning of the Period	$5.51	$5.01	$5.70	$7.19	$8.47	$9.02
Net Investment Income	.17 (d)	.33	.44	.63	.87 (d)	.80
Net Realized and Unrealized Gain/Loss	.05	.53	(.60)	(1.38)	(1.38)	(.58)
Total from Investment Operations	.22	.86	(.16)	(.75)	(.51)	.22
Less:
Distributions from Net Investment Income	.17	.30	.45	.71	.77	.76
Return of Capital Distributions	-0-	.06	.08	.03	-0-	.01
Total Distributions	.17	.36	.53	.74	.77	.77
Net Asset Value, End of the Period	$5.56	$5.51	$5.01	$5.70	$7.19	$8.47
Total Return* (a)	4.12%**	17.65%	–2.38%	–10.72%	–6.40%	2.65%
Net Assets at End of the Period (In millions)	$23.3	$30.4	$19.8	$17.7	$14.7	$13.0
Ratio of Expenses to Average Net Assets* (b)	1.97%	1.94%	1.97%	1.97%	1.92%	1.93%
Ratio of Net Investment Income to Average Net Assets*	6.49%	6.49%	8.23%	10.10%	11.19%	9.17%
Portfolio Turnover	40%**	104%	101%	78%	85%	109%
* If certain expenses had not been voluntarily assumed by Van Kampen, total return would have been lower and the ratios would have been as follows:
Ratio of Expenses to Average Net Assets	2.07%	2.04%	2.07%	2.07%	2.02%	2.03%
Ratio of Net Investment Income to Average Net Assets	6.39%	6.39%	8.13%	10.00%	11.09%	9.07%

**  Non-Annualized

(a)  Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)  The Ratio of Expenses to Average Net Assets does not reflect credits earned on cash balances. If these credits were reflected as a reduction of expenses, the ratio would decrease by .01% for the period ended March 31, 2001.

(c)  As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $  .01, increase net realized and unrealized gains and losses per share by $  .01 and decrease the Ratio of Net Investment Income to Average Net Assets by .09%. Per share, ratios and supplemental data for periods prior to March 31, 2002 have not been restated to reflect this change in presentation.

(d)  Based on average shares outstanding.

See Notes to Financial Statements

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited)

1.  Significant Accounting Policies

Van Kampen High Yield Fund (the "Fund'') is organized as a series of Van Kampen Trust, a Delaware statutory trust (the "Trust"), and is registered as a diversified, open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's primary investment objective is to seek to provide a high level of current income. As a secondary investment objective, the Fund seeks capital appreciation. The Fund invests primarily in a portfolio of medium and lower grade domestic corporate debt securities. The Fund also may invest up to 35% of its assets in foreign government and corporate debt securities of similar quality. The Fund commenced investment operations on June 27, 1986. The Fund commenced distribution of its Class B and C Shares on May 17, 1993 and August 13, 1993, respectively.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A.  Security Valuation Investments are stated at value using market quotations or indications of value obtained from an independent pricing service. For those securities where quotations or prices are not available, valuations are obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the board of Trustees. Forward foreign currency contracts are valued using quoted foreign exchange rates. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B.  Security Transactions Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Fund may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Fund will segregate assets with the custodian, having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At September 30, 2004, the Fund had $1,109,603 of when-issued or delayed delivery purchase commitments.

The Fund may invest in repurchase agreements, which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management (the "Adviser'') or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C.  Income and Expense Interest income is recorded on an accrual basis and dividend income is recorded net of applicable withholding taxes on the ex-dividend date. Bond premium is amortized

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

and discount is accreted over the expected life of each applicable security. Other income is comprised primarily of consent fees. Consent fees are earned as compensation for agreeing to changes in the terms of debt instruments. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and incremental transfer agency costs which are unique to each class of shares.

D.  Federal Income Taxes It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required. Although the Fund's fiscal year end is March 31, the Fund's tax year end is December 31.

The Fund intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At December 31, 2003, the Fund had an accumulated capital loss carryforward for tax purposes of $158,798,316, which will expire between December 31, 2006 and December 31, 2011.

At September 30, 2004, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes	$290,395,765
Gross tax unrealized appreciation	$19,296,728
Gross tax unrealized depreciation	(19,516,256)
Net tax unrealized depreciation on investments	$(219,528)

E.  Distribution of Income and Gains The Fund declares and pays monthly dividends from net investment income. Net investment income for federal income tax purposes includes gains and losses realized on foreign currency transactions. These gains and losses are included as net realized gains and losses for financial reporting purposes. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For tax purposes, the determination of a return of capital distribution is made at the end of the Fund's fiscal year. Therefore, while it is likely that portion of the Fund's distribution will ultimately be characterized as a return of capital for tax purposes, no such designation has been made for the six months ended September 30, 2004.

The tax character of distributions paid during the year ended December 31, 2003 was as follows:

Distributions paid from:

Ordinary income	$19,320,274
Long-term capital gain	-0-
Return of Capital	4,978,336
$24,298,610

Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the difference in the Fund's tax year end and the deferral of losses related to wash sale transactions.

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

F.  Currency Translation Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rate of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates prevailing when accrued.

G.  Expense Reductions During the six months ended September 30, 2004, the Fund's custody fee was reduced by $2,719 as a result of credits earned on cash balances.

2. Investment Advisory Agreement and Other Transactions with Affiliates

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

Average Daily Net Assets	% Per Annum
First $500 million	.75%
Over $500 million	.65%

For the six months ended September 30, 2004, the Adviser waived approximately $147,598 of its advisory fee. This represents .10% of its average net assets for the period. This waiver is voluntary in nature and can be discontinued at the Adviser's discretion.

For the six months ended September 30, 2004, the Fund recognized expenses of approximately $7,900 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, of which a trustee of the Fund is an affiliated person.

Under separate Accounting and Legal Services agreements the Adviser provides accounting and legal services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended September 30, 2004, the Fund recognized expenses of approximately $26,400, representing Van Kampen Investments Inc. or its affiliates' (collectively "Van Kampen'') cost of providing accounting and legal services to the Fund, which are reported as part of "Other" and "Legal" expenses, respectively, on the Statement of Operations.

Van Kampen Investor Services Inc.(VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended September 30, 2004, the Fund recognized expenses of approximately $207,800 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees.

Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act may be invested in the common shares of those funds selected by the trustees. Investments in such funds of approximately $115,700 are included in "Other" assets on the Statement of Assets and Liabilities at September 30, 2004. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

3. Capital Transactions

At September 30, 2004, capital aggregated $329,301,302, $105,665,877 and $25,883,454 for Class A, B, and C Shares, respectively. For the six months ended September 30, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	3,340,759	$17,918,108
Class B	741,557	4,174,019
Class C	348,572	2,007,418
Total Sales	4,430,888	$24,099,545
Dividend Reinvestment:
Class A	803,527	$4,376,375
Class B	316,946	1,734,252
Class C	91,314	498,373
Total Dividend Reinvestment	1,211,787	$6,609,000
Repurchases:
Class A	(6,889,072)	$(37,276,832)
Class B	(3,401,191)	(18,503,958)
Class C	(1,767,693)	(9,533,231)
Total Repurchases	(12,057,956)	$(65,314,021)

At March 31, 2004, capital aggregated $344,283,651, $118,261,564 and $32,910,894 for Class A, B, and C Shares, respectively. For the year ended March 31, 2004, transactions were as follows:

	Shares	Value
Sales:
Class A	31,357,044	$164,961,333
Class B	6,511,463	34,526,948
Class C	3,991,094	21,185,190
Total Sales	41,859,601	$220,673,471
Dividend Reinvestment:
Class A	1,856,076	$9,935,700
Class B	725,684	3,904,820
Class C	221,979	1,193,899
Total Dividend Reinvestment	2,803,739	$15,034,419
Repurchases:
Class A	(35,340,889)	$(187,173,276)
Class B	(5,908,809)	(31,598,321)
Class C	(2,645,167)	(14,049,131)
Total Repurchases	(43,894,865)	$(232,820,728)

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received thereon, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended September 30, 2004 and the year ended March 31, 2004, 434,187 and 485,384 Class B Shares converted to Class A Shares, and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan Class C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which such shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended September 30, 2004 and the year ended March 31, 2004, no Class C Shares converted to Class A Shares.

Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within six years of the purchase for Class B and one year of the purchase for Class C as detailed in the following schedule.

	Contingent Deferred Sales Charge as a Percentage of Dollar Amount Subject to Charge
Year of Redemption	Class B	Class C
First	4.00%	1.00%
Second	3.75%	None
Third	3.50%	None
Fourth	2.50%	None
Fifth	1.50%	None
Sixth	1.00%	None
Seventh and Thereafter	None	None

For the six months ended September 30, 2004, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $22,900, and CDSC on redeemed shares of approximately $131,000. Sales charges do not represent expenses of the Fund.

4.  Investment Transactions

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $114,074,493 and $143,233,646, respectively.

5.  Derivative Financial Instruments

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the portfolio's effective yield, foreign currency exposure, maturity and duration, or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

During the period, the Fund invested in forward currency contracts, a type of derivative. These instruments are commitments to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original value of the contract and the closing value of such contract is included as a component of realized gain/loss on forwards.

At September 30, 2004, the Fund has outstanding forward currency contracts as follows:

	Current Value	Unrealized Appreciation/ Depreciation
Long Contracts
Euro Currency 1,085,000 expiring 10/26/04	$1,348,397	$42,328
Short Contracts
Euro Currency 6,620,000 expiring 10/26/04	8,227,085	(110,965)
Euro Currency 2,985,000 expiring 10/26/04	3,709,645	(50,035)
Euro Currency 225,000 expiring 10/26/04	279,621	(3,817)
Euro Currency 3,290,000 expiring 10/26/04	4,088,687	(58,438)
		(223,255)
		$(180,927)

6.  Distribution and Service Plans

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

Annual fees under the Plans of up to .25% of Class A average daily net assets and up to 1.00% each for Class B and Class C average daily net assets are accrued daily. The annual fees for Class A Shares are paid quarterly and the annual fees for Class C Shares are paid monthly. For Class B Shares, 75% of the annual fees are paid monthly, while 25% of the annual fees are paid quarterly. The amount of distribution expenses incurred by Van Kampen and not yet reimbursed ("unreimbursed receivable") was approximately $841,500 and $0 for Class B and Class C shares, respectively. These amounts may be recovered from future payments under the distribution plan or CDSC. To the extent the unreimbursed receivable has been fully recovered, any excess 12b-1 fees will be refunded to the Fund on a quarterly basis.

Included in the fees for the six months ended September 30, 2004, are payments retained by Van Kampen of approximately $367,400 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $45,300.

7.  Indemnifications

The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

8.  Legal Matters

The Adviser, certain affiliates of the Adviser, and certain investment companies advised by the Adviser or its affiliates, including the Fund, are named as defendants in a number of similar class action complaints which were recently consolidated. The consolidated action also names as defendants certain individual Trustees and Directors of certain investment companies advised by affiliates of the Adviser; the complaint does not, however, name the individual Trustees of any Van Kampen funds. The consolidated amended complaint generally alleges that defendants violated their statutory disclosure obligations and fiduciary duties by failing properly to disclose (i) that the Adviser and certain affiliates of the Adviser allegedly offered economic incentives to brokers and others to steer investors to the funds advised by the Adviser or its affiliates rather than funds managed by other companies, and (ii) that the funds advised by the Adviser or its affiliates, including the Fund, allegedly paid excessive commissions to brokers in return for their alleged efforts to steer investors to these funds. The complaint seeks, among other things, unspecified compensatory damages, rescissionary damages, fees and costs.

The Adviser and certain affiliates of the Adviser are also named as defendants in a derivative suit which additionally names as defendants certain individual Trustees of certain Van Kampen funds; the named investment companies, including the Fund, are listed as nominal defendants. The complaint alleges that defendants caused the Van Kampen funds to pay economic incentives to a proprietary sales force economic incentives to promote the sale of proprietary mutual funds. The complaint also alleges that the Van Kampen funds paid excessive commissions to Morgan Stanley and its affiliates in connection with the sales of the funds. The complaint seeks, among other things, the removal of the current Trustees of the funds, rescission of the management contracts for the funds, disgorgement of profits by Morgan Stanley and its affiliates and monetary damages. This complaint has been coordinated with the consolidated complaint described in the preceding paragraph.

The defendants have moved to dismiss these actions and otherwise intend to defend them vigorously. While the defendants believe that they have meritorious defenses, the ultimate outcome

Van Kampen High Yield Fund

Notes to Financial Statements ■ September 30, 2004 (Unaudited) (continued)

of these matters is not presently determinable at this early stage of litigation, and no provision has been made in the Fund's financial statements for the effect, if any, of these matters.

9.  Fund Merger

On April 30, 2004, the Trustees of Van Kampen High Yield Fund ("Target Fund") announced its intention to merge the Target Fund into the Van Kampen High Income Corporate Bond Fund ("Acquiring Fund"). The Trustees of each of the funds have approved in principal an agreement and plan of reorganization between the funds providing for a transfer of assets and liabilities of the Target Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Reorganization"). The Reorganization is subject to the approval by the shareholders of the Target Fund.

Van Kampen High Yield Fund

Trustee and Important Address Information

Board of Trustees

David C. Arch

J. Miles Branagan

Jerry D. Choate

Rod Dammeyer

Linda Hutton Heagy

R. Craig Kennedy

Howard J Kerr

Mitchell M. Merin*

Jack E. Nelson

Richard F. Powers, III*

Hugo F. Sonnenschein

Wayne W. Whalen* – Chairman

Suzanne H. Woolsey

Investment Adviser

Van Kampen Asset Management

1221 Avenue of the Americas

New York, New York 10020

Distributor

Van Kampen Funds Inc.

1221 Avenue of the Americas

New York, New York 10020

Shareholder Servicing Agent

Van Kampen Investor Services Inc.

P.O. Box 947

Jersey City, New Jersey 07303-0947

Custodian

State Street Bank

and Trust Company

225 W. Franklin Street

P.O. Box 1713

Boston, Massachusetts 02110

Legal Counsel

Skadden, Arps, Slate,

Meagher & Flom LLP

333 West Wacker Drive

Chicago, Illinois 60606

Independent Registered Public Accounting Firm

Ernst & Young LLP

233 South Wacker Drive

Chicago, Illinois 60606

*  "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Your Notes

Your Notes

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy

We are required by federal law to provide you with a copy of our Privacy Policy annually.

The following Policy applies to current and former individual clients of Van Kampen Investments Inc., Van Kampen Asset Management, Van Kampen Advisors Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc. and Van Kampen Exchange Corp., as well as current and former individual investors in Van Kampen mutual funds, unit investment trusts, and related companies.

This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, 529 Educational Savings Accounts, accounts subject to the Uniform Gifts to Minors Act, or similar accounts.

Please note that we may amend this Policy at any time, and will inform you of any changes to this Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information. We strive to maintain the privacy of such information while we help you achieve your financial objectives. This Policy describes what non-public personal information we collect about you, why we collect it, and when we may share it with others.

We hope this Policy will help you understand how we collect and share non-public personal information that we gather about you. Throughout this Policy, we refer to the non-public information that personally identifies you or your accounts as "personal information."

1.  What Personal Information Do We Collect About You?

To serve you better and manage our business, it is important that we collect and maintain accurate information about you. We may obtain this information from applications and other forms you submit to us, from your dealings with us, from consumer reporting agencies, from our Web sites and from third parties and other sources.

For example:

•  We may collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

•  If you interact with us through our public and private Web sites, we may collect information that you provide directly through online communications (such as an e-mail address). We may also collect information about your Internet service provider, your domain name, your computer's operating system and Web browser,

(continued on back)

Van Kampen

An Important Notice Concerning Our U.S. Privacy Policy continued

your use of our Web sites and your product and service preferences, through the use of "cookies." "Cookies" recognize your computer each time you return to one of our sites, and help to improve our sites' content and personalize your experience on our sites by, for example, suggesting offerings that may interest you. Please consult the Terms of Use of these sites for more details on our use of cookies.

2.  When Do We Disclose Personal Information We Collect About You?

To provide you with the products and services you request, to serve you better and to manage our business, we may disclose personal information we collect about you to our affiliated companies and to non-affiliated third parties as required or permitted by law.

A.  Information We Disclose to Our Affiliated Companies We do not disclose personal information that we collect about you to our affiliated companies except to enable them to provide services on our behalf or as otherwise required or permitted by law.

B.  Information We Disclose to Third Parties We do not disclose personal information that we collect about you to non-affiliated third parties except to enable them to provide services on our behalf, to perform joint marketing agreements with other financial institutions, or as otherwise required or permitted by law. For example, some instances where we may disclose information about you to non-affiliated third parties include: for servicing and processing transactions, to offer our own products and services, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information with these companies, they are required to limit their use of personal information to the particular purpose for which it was shared and they are not allowed to share personal information with others except to fulfill that limited purpose.

3.  How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information. Third parties that provide support or marketing services on our behalf may also receive personal information, and we require them to adhere to confidentiality standards with respect to such information.

Van Kampen Funds Inc.

1 Parkview Plaza, P.O. Box 5555

Oakbrook Terrace, IL 60181-5555

www.vankampen.com

Copyright © 2004 Van Kampen Funds Inc. All rights reserved.

Member NASD/SIPC. 42, 342, 542

HYF SAR 11/04  RN04-02582P-Y09/04

Item 2.  Code of Ethics.

Not applicable for semi-annual reports.

Item 3.  Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4.  Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5.  Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6.  Schedule of Investments.

Please refer to Item #1.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures

(a) The Trust’s principal executive officer and principal financial officer have concluded that the Trust’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 11.  Exhibits.

(a)  Code of Ethics – Not applicable for semi-annual reports.

(b)(1)  A certification for the Principal Executive Officer of the registrant is attached hereto as part of EX-99.CERT.

(b)(2)  A certification for the Principal Financial Officer of the registrant is attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Van Kampen Trust

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date:	November 19, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Ronald E. Robison
Name: Ronald E. Robison
Title: Principal Executive Officer
Date:	November 19, 2004

By:	/s/ James M. Dykas
Name: James M. Dykas
Title: Principal Financial Officer
Date:	November 19, 2004